Phoenix Life Variable Accumulation Account	PHL Variable Accumulation Account
The Big Edge	The Big Edge Choice®
The Big Edge Choice® for NY	The Phoenix Edge® – VA
The Big Edge Plus®	Phoenix Income Choice®
Group Strategic Edge®	Phoenix Spectrum Edge®
The Phoenix Edge® – VA for NY	Retirement Planner’s Edge
Phoenix Income Choice®
Phoenix Spectrum Edge®
Retirement Planner’s Edge

Supplement to Prospectuses

This supplement should be read with the prospectuses dated May 1, 2009.

❖	Information Regarding the Liquidation of AllianceBernstein Wealth Appreciation Strategy Portfolio

The Board of Trustees of the AllianceBernstein Variable Products Series Fund, Inc. (“Fund”) decided that it was appropriate to liquidate the AllianceBernstein Wealth Appreciation Strategy Portfolio (“Portfolio”). The principal reason cited by the Fund for the liquidation is that the Portfolio has not attracted sufficient assets to obtain economies of scale necessary to be viable in today’s economic environment.

Completion of the Liquidation is planned to occur on or about, September 25, 2009 (“Liquidation Date”). Please be advised that Phoenix Life Insurance Companies are not affiliated with AllianceBernstein Variable Products Series Fund, Inc. and have no control or influence over whether or not to liquidate the Portfolio.

In light of the Trustees’ action, as of the Liquidation Date, Phoenix will no longer offer the Portfolio as an investment option. In addition, as we previously advised contractowners invested in the Portfolio, Phoenix will take the following actions on the Liquidation Date:

1.	Any account value invested in the Portfolio on the Liquidation Date will be automatically transferred to the Phoenix Money Market Series.
2.	Any future allocations to the AllianceBernstein Wealth Appreciation Strategy Portfolio (made through rebalancing, dollar cost averaging, or other instructions) will be allocated to the Phoenix Money Market Series.
3.	Any attempts to transfer account value to the AllianceBernstein Wealth Appreciation Strategy Portfolio will be rejected.

Whether your account value is transferred automatically as described above in numeral 1 above or whether you complete a transfer form to transfer your account value to a different investment option, the transfer will have no federal income tax consequences, and no charge, and it will not count against the number of free transfers you are allowed under your contract.

If you have any questions about this matter, please call our Customer Service Center at 1-800-541-0171.

❖	Effective on the Liquidation Date, all references to the AllianceBernstein Wealth Appreciation Strategy Portfolio in the product prospectuses and appendices will be footnoted as follows:

AllianceBernstein Wealth Appreciation Strategy Portfolio*

*Fund liquidation completed on or about September 25, 2009

Date: September 18, 2009	Please keep this supplement for future reference.

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